UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2010 (September 14, 2010)

COMMONWEALTH REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts  02458

(Address of Principal Executive Offices)  (Zip Code)

617-332-3990
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 14, 2010, CommonWealth REIT, or the Company, agreed to sell $250,000,000 aggregate principal amount of its 5.875% Senior Notes due 2020, or the Notes, in an underwritten public offering.  The Notes are expected to be issued on September 17, 2010, and will be issued under a supplemental indenture to the Company’s indenture dated July 9, 1997.  The Notes will be senior unsecured obligations of the Company and will have substantially the same covenants as the two series of the Company’s senior unsecured notes most recently issued under that indenture.

The Company intends to use the estimated $242.5 million of net proceeds of this offering to reduce amounts outstanding under its revolving credit facility. Following such reduction, the Company expects to use borrowings available under its revolving credit facility to redeem the remaining seven million shares of the Company’s 8-3/4% Series B cumulative redeemable preferred shares with a liquidation preference of $25.00 per share.

A prospectus supplement relating to the Notes will be filed with the Securities and Exchange Commission.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS WHICH ARE BEYOND THE COMPANY’S CONTROL.  FOR EXAMPLE:

•                                          THIS REPORT STATES THAT THE ISSUANCE OF THE NOTES IS EXPECTED TO OCCUR ON SEPTEMBER 17, 2010, AND THAT THE COMPANY EXPECTS TO REDEEM ALL OF ITS OUTSTANDING 8 ¾% SERIES B CUMULATIVE REDEEMABLE PREFERRED SHARES. IN FACT, THE SETTLEMENT OF THIS OFFERING IS SUBJECT TO VARIOUS CONDITIONS AND CONTINGENCIES AS ARE CUSTOMARY IN UNDERWRITING AGREEMENTS IN THE UNITED STATES. IF THESE CONDITIONS ARE NOT SATISFIED OR THE SPECIFIED CONTINGENCIES OCCUR, THIS OFFERING AND THE SUBSEQUENT REDEMPTION OF SERIES B SHARES MAY NOT BE COMPLETED.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON THE COMPANY’S FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, THE COMPANY DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

The Company hereby files the following exhibits:

1.1                   Underwriting Agreement dated as of September 14, 2010, between CommonWealth REIT and the underwriters named therein, pertaining to $250,000,000 in aggregate principal amount of 5.875% Senior Notes due 2020.

4.1                   Form of Supplemental Indenture No. 20 between CommonWealth REIT and U.S. Bank National Association, including the form of 5.875% Senior Note due 2020.

5.1                   Opinion of Sullivan & Worcester LLP.

5.2                   Opinion of Venable LLP.

8.1                   Opinion of Sullivan & Worcester LLP re: tax matters.

23.1                    Consent of Sullivan & Worcester LLP (contained in Exhibits 5.1 and 8.1).

23.2                    Consent of Venable LLP (contained in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH REIT

By:	/s/ John C. Popeo
John C. Popeo
Treasurer and Chief Financial Officer

Date: September 14, 2010